United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NTL INCORPORATED
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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Filed by NTL Incorporated
Pursuant to Rule 14a-6
Under the Securities Exchange Act of 1934

Friday 24 February 06 – To senior managers in ntl and Telewest

Key Internal Messages for Day One – NOT FOR CASCADE

Dear colleague

Please find below the key internal messages for Day One. These are being sent to you so that you can prepare yourselves for briefings and questions from your teams up to and on Day One.

Please do not circulate these key messages further.

The key internal messages on Day One will be:

  In one giant leap we have created the UK’s second largest communications and entertainment company. We are now poised to take the lead in this sector and change the competitive landscape forever
  We will create a company of which our colleagues can be proud
  Our focus right now is on delivering a smooth transition
  We will involve you in the decision making processes where we can, communicate these decisions as soon as we are able and at all times be open
  If we are to be fast on our feet and shape the markets in which we operate, change must be a constant in our future
  We must continue to focus on business as usual – deepening our customer relationships, focussing on delivering on the numbers, looking after our network and keeping our colleagues engaged
  For many of us, in the short term, there will be no immediate changes to the way we work, whom we report to or to our terms and conditions
  For our customers it’s business as usual too – certainly in the short term. There are no immediate changes to their services, contracts, prices, payment processes or our commitment to customer care
  Your ongoing commitment is critical to our future success; we value your loyalty and welcome your positive contribution. Thank you for your continued support

Regards

The Merger Office

Legal legend

Forward Looking Statements

Certain statements in this communication regarding the proposed transaction between NTL Incorporated (“ntl”) and Telewest Global, Inc. (“Telewest”), the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Telewest’s or ntl’s future expectations, beliefs, goals or prospects constitute forward-looking statements as that term is defined in the U.S. Private Securities Litigation Reform Act of 1995. When used in this document, the words “believe”, “anticipate”, “should”, “intend”, “plan”, “will”, “expects”, “estimates”, “projects”, “positioned", “strategy”, and similar expressions or statements that are not historical facts, in each case as they relate to ntl and Telewest, the management of either such company or the proposed transaction, are intended to identify those expressions or statements as forward-looking statements. In addition to the risks and uncertainties noted in this document, there are certain factors, risks and uncertainties that could cause actual results to differ materially from those anticipated by some of the statements made, many of which are beyond the control of ntl and Telewest. These include: (1) the failure to obtain and retain expected synergies from the proposed transaction, (2) rates of success in executing, managing and integrating key acquisitions, including the proposed acquisition, (3) the ability to achieve business plans for the combined company, (4) the ability to manage and maintain key customer relationships, (5) delays in obtaining, or adverse conditions contained in, any regulatory or third-party approvals in connection with the proposed transaction, (6) availability and cost of capital, (7) the ability to manage regulatory, tax and legal matters, and to resolve pending matters within current estimates, (8) other similar factors, and (9) the risk factors summarized and explained in our Form 10-K reports and our joint proxy statement / prospectus relating to the proposed merger and related transactions. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger of ntl and Telewest or any related transaction. In connection with the proposed merger and related transactions, ntl and Telewest have filed a joint proxy statement / prospectus with the U.S. Securities and Exchange Commission (the “SEC”). INVESTORS AND SECURITY HOLDERS OF NTL AND TELEWEST ARE ADVISED TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED TRANSACTIONS. The final joint proxy statement / prospectus was mailed to stockholders of ntl and Telewest on or about January 31, 2006. Investors and security holders may obtain a free copy of the joint proxy statement / prospectus, and other documents filed by ntl and Telewest with the SEC, at the SEC's web site at http://www.sec.gov. Free copies of the joint proxy statement / prospectus, and each company’s other filings with the SEC, may also be obtained from the respective companies. Free copies of ntl’s filings may be obtained by directing a request to ntl Incorporated, 909 Third Avenue, Suite 2863, New York, New York 10022, Attention: Investor Relations. Free copies of Telewest's filings may be obtained by directing a request to Telewest Global, Inc., 160 Great Portland Street, London, W1W 5QA, Attention: Investor Relations.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Disclaimer – The contents of this document are for internal use only and must not be shared with anyone outside of Telewest, this includes publishing the information on the internet. If any employee, unless specifically authorised, is found to be distributing commercially sensitive information into the public domain without the appropriate approvals, appropriate actions up to and including dismissal will be considered. In addition to any confidentiality obligations as part of your employee contract, a full copy of the company's public relations and media policy can be found on Oneline.

Altogether Better
www.telewest.co.uk